EVERBANK FINANCIAL CORP INVESTOR PRESENTATION June 2015

DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 2 JUNE INVESTOR PRESENTATION

3 EVERBANK OVERVIEW CORPORATE OVERVIEW • Diversified financial services company headquartered in Jacksonville, FL • Nationwide banking and lending businesses • Direct retail and commercial lending offices in major MSAs across the country • Branchless deposit franchise supplemented by high volume financial centers in Florida • Cohesive, experienced management team • Disciplined risk management culture with strong credit performance • 20 consecutive years of profitability • IPO in May 2012 1Q15 FINANCIAL SUMMARY1 1Q14 1Q15 1Q14 1Q15 TOTAL ASSETS TOTAL DEPOSITS 32% 21% (1) Market data and price performance as of 6/5/2015. A reconciliation of non-GAAP financial measures can be found in the appendix. JUNE INVESTOR PRESENTATION Assets $23.3bn Loans & Leases $18.5bn Deposits $16.1bn Tangible Common Equity per Common Share $12.55 Stock Price $18.46 Market Cap $2.3bn Ticker (NYSE) EVER

4 STRATEGIC FOCUS GENERATE ROBUST CONSUMER AND COMMERCIAL LENDING VOLUMES OPTIMIZE RISK-ADJUSTED RETURNS THROUGH BALANCE SHEET FLEXIBILITY IMPROVE EFFICIENCY AND OPERATING LEVERAGE DEEPEN CONSUMER AND COMMERCIAL CLIENT RELATIONSHIPS MAINTAIN DISCIPLINED RISK MANAGEMENT CULTURE AND STRONG CREDIT PERFORMANCE JUNE INVESTOR PRESENTATION

5 DIVERSE AND FLEXIBLE BUSINESS MODEL CORE CONSUMER CLIENT CORE COMMERCIAL CLIENT RESIDENTIAL LENDING CONSUMER LENDING WEALTH MANAGEMENT CONSUMER DEPOSITS COMMERCIAL AND CRE LENDING EQUIPMENT AND LENDER FINANCE WAREHOUSE LENDING COMMERCIAL DEPOSITS Diversified, nationwide business model Attractive client base Strong asset origination capabilities Branch-light, omni- channel distribution Enhanced digital banking products and services EverBank offers a full suite of lending and deposit products to consumer and commercial clients through multiple channels nationwide JUNE INVESTOR PRESENTATION NATIONWIDE NETWORK MOBILE / TABLET ONLINE CONTACT CENTER ATM DELIVERY CHANNELS

Commercial Real Estate NATIONWIDE FRANCHISE Retail Lending Offices / Florida Financial Centers Residential Equipment Finance Other Commercial LENDING DEPOSITS EverBank’s national lending and deposit businesses provide geographic diversification and operating efficiency 6 JUNE INVESTOR PRESENTATION

$ 3.1 $ 3.7 $ 4.2 $ 5.5 $ 7.0 $ 8.1 $ 12.0 $ 13.0 $ 18.2 $ 17.6 $ 21.6 $ 2.5 $ 2.7 $ 3.0 $ 3.9 $ 5.0 $ 6.3 $ 9.7 $ 10.3 $ 13.1 $ 13.3 $ 15.5 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Assets Deposits 7 STRONG BALANCE SHEET GROWTH STRONG HISTORICAL ORGANIC GROWTH AND STRATEGIC ACQUISITIONS JUNE INVESTOR PRESENTATION ($BN)

Residential Mortgage 63% Gov't Insured Pool Buyouts 35% Home Equity / Consumer 2% CRE / Other Commercial 41% Warehouse Finance 25% Lender Finance 10% Equipment Finance 24% 1Q15 CONSUMER BANKING $10.0BN COMMERCIAL BANKING $8.6BN DIVERSIFIED LOAN PORTFOLIO 1Q15 LOAN HFI PORTFOLIO 8 EverBank’s loan portfolio is well diversified between consumer and commercial lending and by product within those segments JUNE INVESTOR PRESENTATION

Equipment Finance 50% Commercial Real Estate 33% Warehouse / Lender Finance 17% STRONG RETAINED ORIGINATION VOLUMES RETAINED ORIGINATIONS 2014 1Q15 RESIDENTIAL $3,440MM COMMERCIAL $2,606MM $6.0BN Jumbo 51% Conforming 49% C O N S U M E R B A N K IN G C O M M E R C IA L B A N K IN G 2014 ORIGINATIONS BY PRODUCT 2014 ORIGINATIONS BY BUSINESS • Retain nearly all originations • Warehouse and lender finance originations represent volume from new relationships • Originated $8.4bn of residential loans in 2014 and $2.4bn in 1Q15 • Sold $6.6bn of conforming and jumbo loans in 2014 and $1.4bn in 1Q15 • Retained volume consists of jumbo originations 9 COMMERCIAL $703MM RESIDENTIAL $950MM $1.7BN JUNE INVESTOR PRESENTATION

OVERVIEW • Branch-light business model well positioned to capitalize on industry trends • Generates core, mass-affluent consumer clients nationwide who utilize transaction-oriented features such as online bill pay and direct deposit • Commercial balance growth driven by attractive value proposition • Proven ability to tailor deposit growth with asset growth DEPOSIT FRANCHISE 1Q15 DEPOSIT COMPOSITION 1Q15 DEPOSITS BY SEGMENT 7% 23% 5% 32% 33% Noninterest bearing demand Interest bearing demand Global markets Savings & MMA Time, excluding global markets 80% 20% Consumer deposits Commercial deposits 10 TOTAL DEPOSITS ($MM) $10,266 $13,142 $13,261 $15,509 $16,077 2011 2012 2013 2014 1Q15 JUNE INVESTOR PRESENTATION

$10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 Average Balance of Accounts Existing at Each Period 2006 2007 2008 2009 2010 2011 2012 2013 2014 ATTRACTIVE DEPOSIT BASE LOYAL CUSTOMERS WITH GROWING BALANCES (1) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to March 31, 2015 (1) 11 JUNE INVESTOR PRESENTATION

$1,399 $3,391 $4,287 $1,301 $5,989 $9,645 $10,850 $8,413 $2,366 2011 2012 2013 2014 1Q15 CA 26% FL 9% NY 7% NJ 6% TX 6% Other 46% RESIDENTIAL LENDING OVERVIEW ORIGINATIONS ($MM) RESIDENTIAL LOANS HFI ($MM) • Originates high quality residential loans nationwide • 65 retail offices in top 50 markets nationwide with emphasis on purchase money and jumbo loans • Attractive preferred borrower profile • ~$800,000 average loan size • ~66% average LTV • ~766 average FICO • ~90% primary residence RESIDENTIAL LOANS HFI – GEOGRAPHIC COMPOSITION1 12 $3,728 $3,949 $5,153 $6,325 $6,265 2011 2012 2013 2014 1Q15 Transferred $770mm to HFS JUNE INVESTOR PRESENTATION Jumbo Volume (1) Represents total residential mortgages state concentration at December 31, 2014.

GOVERNMENT-INSURED LOAN PORTFOLIO OVERVIEW GOV’T INSURED POOL BUYOUTS HFI ($MM) 13 • Short duration asset with stable, predictable cash flows • Attractive risk-return profile in a period of sustained low rates • Consists of loans that are insured or guaranteed by one of several federal government agencies • Allowance related to these loans is low due to limited / no loss exposure • Extensive historical performance, program and oversight knowledge • Re-performing loans can be re-pooled and securitized in the secondary market $1,912 $3,197 $3,395 $3,595 $3,514 14% 21% 20% 20% 19% 0% 5% 10% 15% 20% 25% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 1Q14 2Q14 3Q14 4Q14 1Q15 EoP Balance % of Loans and Leases HFI JUNE INVESTOR PRESENTATION

• Originates commercial real estate loans for the acquisition and refinancing of stabilized CRE for owner users, investors and developers nationwide • Loans backed by single-tenant and multi-tenant business and multi-family properties in top 100 markets nationwide • Business re-launched in 2013 after integration of Business Property Lending acquisition • Diversified loan portfolio by both geography and property type COMMERCIAL REAL ESTATE LENDING 1Q15 PORTFOLIO BY PROPERTY TYPE1 1Q15 PORTFOLIO BY GEOGRAPHY1 OVERVIEW Industrial 11% Medical 4% Multifamily 16% Office 25% Other 10% Retail 25% Warehouse 9% CA 15% FL 15% TX 8% IL 5% Other 52% NY 5% LOAN PORTFOLIO ($MM) $3,190 $3,464 $3,484 2013 2014 1Q15 (1) Represents single-tenant and multi-tenant. Excludes Bank of Florida acquired loans. 14 1Q13: $63 1Q14: $123 $162 $608 $857 2013 2014 1Q15 LOANS HFI ORIGINATIONS JUNE INVESTOR PRESENTATION

CA 12% TX 11% FL 10% NY 7% NJ 6% Other 54% COMMERCIAL FINANCE • Equipment finance (EF) originates equipment leases and loans nationwide through relationships with over 800 equipment manufacturers, distributors and dealers • Entered into the business through Tygris acquisition in 2010 • Lender finance provides revolving and term credit facilities secured by equipment and receivables to specialty finance companies • $15-$50mm transaction sizes • Diversified across multiple industries LEASE / LOAN PORTFOLIO ($MM) 1Q15 EF PORTFOLIO BY GEOGRAPHY OVERVIEW 1Q15 EF PORTFOLIO BY PRODUCT Healthcare 29% Office Products 22% Industrial 26% Info Tech and Telecom 11% Other 12% 15 LOANS HFI ORIGINATIONS $1,238 $2,032 $2,074 $593 $762 $852 2013 2014 1Q15 $775 $1,317 $223 $372 $272 $103 2013 2014 1Q15 $1,831 $2,794 $2,925 $1,147 $1,588 $326 Equipment Finance Lender Finance JUNE INVESTOR PRESENTATION

SOLID LONG TERM FINANCIAL PERFORMANCE

ADJUSTED EARNINGS PER SHARE[1]



2003 – 2014 CAGR: 9%
$0.42
$0.53
$0.63
$0.74
$0.66
$0.41
$0.78
$1.28
$1.11
$1.27
$1.11
$1.13
$0.31
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q15

ADJUSTED RETURN ON AVERAGE EQUITY



14.3%
15.4%
16.3%
16.5%
13.1%
7.4%
11.5%
14.0%
10.7%
12.4%
9.9%
9.2%
9.7%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q15
EverBank
Banks $5-25bn in Assets

TANGIBLE COMMON EQUITY PER SHARE[2]



2003 – 2014 CAGR: 14%
$3.10
$3.60
$4.08
$4.81
$5.39
$6.96
$8.54
$10.65
$10.12
$10.30
$11.57
$12.51
$12.55
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Q15

ADJUSTED NPA / TOTAL ASSETS[3]



0.66%
2.01%
2.73%
2.11%
1.86%
1.08%
0.65%
0.46%
0.40%
2007 2008 2009 2010 2011 2012 2013 2014 1Q15

(1) Represents adjusted diluted earnings per common share from continuing operations for 2007-1Q15; 2003-2006 represents GAAP basic earnings per common share from continuing operations Calculated using adjusted net income attributable to the Company from continuing operations for 2010-1Q15; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix.

(2) Represents tangible common equity per share including accumulated other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix.

(3) We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. A reconciliation of non-GAAP financial measures can be found in the appendix.

JUNE INVESTOR PRESENTATION 16

EverBank

2015 FIRST QUARTER HIGHLIGHTS 17 • Adjusted net income available to common shareholders was $39 million for the first quarter 2015, compared to $38 million for the fourth quarter 2014 • Adjusted diluted earnings per share were $0.31, compared to $0.30 in the fourth quarter 2014 • Adjusted return on average equity (ROE) was 9.7% for the quarter • Net interest margin (NIM) of 3.09%, an increase of 9 basis points compared to the prior quarter • Entered into two separate transactions to sell mortgage servicing rights to Green Tree Servicing and to Nationstar Mortgage with a total UPB of $12.4 billion Highlights Loan and Deposit Balances Capital and Asset Quality • Portfolio loans held for investment (HFI) of $18.5 billion, an increase of 4% compared to the prior quarter • Total originations of $3.1 billion, an increase of 2% compared to the prior quarter and 52% year over year • Total deposits of $16.1 billion, an increase of 4% compared to the prior quarter – Commercial deposits increased 9% compared to the prior quarter to $3.2 billion • Consolidated common equity tier 1 capital ratio of 10.6% and bank tier 1 leverage ratio of 8.1% • Adjusted non-performing assets to total assets improved to 0.40% from 0.46% in the prior quarter • Annualized net charge-offs to total loans and leases held for investment remained low at 0.16% for the quarter JUNE INVESTOR PRESENTATION Note: A reconciliation of non-GAAP financial measures can be found in the appendix.

18 1Q15 FINANCIAL SUMMARY Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BALANCE SHEET ($MM) INCOME STATEMENT ($MM) KEY METRICS JUNE INVESTOR PRESENTATION Tangible common equity per common share 12.55$ Total loan and lease organic production $3.1bn For portfolio $1.7bn Net interest margin 3.09% Tier 1 leverage ratio (bank) 8.1% Total risk-based capital ratio (bank) 12.3% Common equity tier 1 ratio (consolidated Basel III) 10.6% Cash and cash equivalents 552$ Total investment securities 1,072 Loans HFS 1,861 Loans and leases HFI, net 18,471 Total assets 23,347 Total deposits 16,077 Total liabilities 21,589 Total shareholders' equity 1,758 Total revenue 188$ Net interest income, net of provision 146 Noninterest income 33 Noninterest expense 156 Net income 14 GAAP EPS, diluted 0.09$ Adjusted net income 42 Adjusted EPS, diluted 0.31$

APPENDIX

NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME 20 JUNE INVESTOR PRESENTATION March 31, December 31, September 30, June 30, March 31, (dollars and shares in thousands) 2015 2014 2014 2014 2014 Net income 14,230$ 38,021$ 43,519$ 34,782$ 31,760$ Transaction and non-recurring regulatory related expense, net of tax 1,498 2,502 2,201 1,294 465 Increase (decrease) in Bank of Florida non-accretable discount, net of tax (967) (205) 198 423 311 MSR impairment (recovery), net of tax 26,879 - (1,904) - (3,063) Restructuring cost, net of tax - (164) - - 630 OTTI credit losses on investment securities (Volcker Rule), net of tax - - - 425 - Adjusted net income 41,640$ 40,154$ 44,014$ 36,924$ 30,103$ Adjusted net income allocated to preferred stock 2,531 2,531 2,532 2,531 2,531 Adjusted net income allocated to common shareholders 39,109$ 37,623$ 41,482$ 34,393$ 27,572$ Adjusted net earnings per common share, diluted 0.31$ 0.30$ 0.33$ 0.27$ 0.22$ Weighted average common shares outstanding, diluted 126,037 125,646 125,473 125,389 125,038 Three Months Ended

NON-GAAP RECONCILIATIONS ANNUAL ADJUSTED NET INCOME1 (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. 21 JUNE INVESTOR PRESENTATION (dollars and shares in thousands) 2014 2013 2012 2011 2010 GAAP net income from continuing operations $ 148,082 $ 136,740 $ 74,042 $ 52,729 $ 188,900 Bargain purchase gain on Tygris transaction, net of tax - - - - (68,056) Gain on sale of investment securities due to portfolio repositioning, net of tax - - - - (12,337) Gain on repuchase of trust preferred securities, net of tax - - - (2,910) (3,556) Transaction expense, net of tax 1,075 - 5,355 9,006 5,984 Non-recurring regulatory related expense, net of tax 5,387 48,477 17,733 7,825 - Loss on early extinguishment of acquired debt, net of tax - - - - 6,411 Decrease in fair value of Tygris indemnification asset, net of tax - - - 5,382 13,654 Increase in Bank of Florida non-accretable discount, net of tax 727 (95) 3,195 3,007 3,837 Impact of change in ALLL methodology, net of tax - - - 1,178 - Adoption of TDR guidance and policy change, net of tax - - 3,709 6,225 - MSR impairment, net of tax (4,967) (58,870) 39,375 24,462 - Tax expense (benefit) related to revaluation of Tygris NUBIL, net of tax - - - 691 (7,840) Restructuring cost, net of tax 466 19,332 - - - OTTI credit losses on investment securities (Volcker Rule), net of tax 425 2,045 - - - Adjusted net income 151,195$ 147,629$ 143,409$ 107,595$ 126,997$ Adjusted net income allocated to preferred stock 10,125 10,125 9,283 22,211 31,619 Adjusted net income allocated to common shareholders 141,070$ 137,504$ 134,126$ 85,384$ 95,378$ Adjusted net earnings per common share, diluted 1.13$ 1.11$ 1.27$ 1.11$ 1.28$ Weighted average common shares outstanding, diluted 125,358 123,949 105,951 77,506 74,589

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total non-accrual loans and leases	$ 74,860	$ 76,983	$ 78,872	$ 74,782	$ 80,660
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	74,860	76,983	78,872	74,782	80,660
Other real estate owned (OREO)	17,588	22,509	24,501	25,530	29,333
Total non-performing assets (NPA)	92,448	99,492	103,373	100,312	109,993
Troubled debt restructurings (TDR) less than 90 days past due	15,251	13,634	16,547	16,687	73,455
Total NPA and TDR[(1)]	$ 107,699	$ 113,126	$ 119,920	$ 116,999	$ 183,448
Total NPA and TDR	$ 107,699	$ 113,126	$ 119,920	$ 116,999	$ 183,448
Government-insured 90 days or more past due still accruing	2,662,619	2,646,415	2,632,744	2,424,166	1,021,276
Loans accounted for under ASC 310-30: 90 days or more past due	5,165	8,448	10,519	23,159	9,915
Total regulatory NPA and TDR	$ 2,775,483	$ 2,767,989	$ 2,763,183	$ 2,564,324	$ 1,214,639
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[(1)]					
NPA to total assets	0.40%	0.46%	0.50%	0.51%	0.62%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	11.82%	12.74%	13.39%	12.90%	6.47%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans.*

JUNE INVESTOR PRESENTATION 22 EverBank

NON-GAAP RECONCILIATIONS TANGIBLE COMMON EQUITY TANGIBLE COMMON EQUITY (dollars in millions) 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Shareholders' equity $ 1,748 $ 1,621 $ 1,451 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144 Less: Goodwill 47 47 47 10 10 0 0 2 0 0 0 0 ss: Other intangible assets 4 6 8 7 9 - 1 3 4 6 7 Tangible equity 1,697$ 1,568$ 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 13$ Less: P rpetual preferred stock 150 150 150 - - - - - - - - - Tangible common equity 1,547$ 1,418$ 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ 23 JUNE INVESTOR PRESENTATION March 31, December 31, September 30, June 30, March 31, (dollars and shares in thousands) 2015 2014 2014 2014 2014 Shareholders' equity 1,757,812$ 1,747,594$ 1,721,023$ 1,647,448$ 1,647,639$ Less: Goodwill 46,859 46,859 46,859 46,859 46,859 Intangible assets 3,178 3,705 4,232 4,759 5,286 Tangible equity 1,707,775$ 1,697,030$ 1,669,932$ 1,627,830$ 1,595,494$ Less: Perpetual preferred stock 150,000 150,000 150,000 150,000 150,000 Tangible common equity 1,557,775$ 1,547,030$ 1,519,932$ 1,477,830$ 1,445,494$ End of period common shares outstanding 124,133 123,679 122,994 122,919 122,704

NON-GAAP RECONCILIATIONS REGULATORY CAPITAL1 (BANK LEVEL) 24 March 31, December 31, September 30, June 30, March 31, (dollars in thousands) 2015 2014 2014 2014 2014 Shareholders' equity 1,793,270$ 1,789,398$ 1,769,205$ 1,714,454$ 1,686,414$ Less: Goodwill and other intangibles (47,442) (49,589) (49,957) (50,328) (50,700) Disallowed servicing asset (46,302) (32,054) (23,524) (29,028) (26,419) Disallowed deferred tax asset (659) - - (61,737) (62,682) Add: ccumulated losses on securities and cash flow hedges 68,225 64,002 49,516 52,121 51,507 Tier 1 capital 1,767,092 1,771,757 1,745,240 1,625,482 1,598,120 Add: Allowance for loan and lease losses 62,846 60,846 57,245 56,728 62,969 Total regulatory capital 1,829,938$ 1,832,603$ 1,802,485$ 1,682,210$ 1,661,089$ Adjusted total assets 21,732,119$ 21,592,849$ 20,480,723$ 19,660,793$ 17,539,708$ Risk-weighted assets 14,822,821 13,658,685 12,869,352 12,579,476 11,597,320 JUNE INVESTOR PRESENTATION (1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.